UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 11, 2009
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	033-36383	94-2723335

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Prospect Street, Suite 301, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(858) 456-6022
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
PICO Holdings, Inc. issued a press release on May 11, 2009 announcing its financial results for the three months ended March 31, 2009. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits

Exhibit Number	Description
99.1	Press Release of PICO Holdings, Inc. dated May 11, 2009 (financial results for the three months ended March 31, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.
Date: May 12, 2009	By:	/s/ James F. Mosier
James F. Mosier
General Counsel and Secretary